AMENDED AND RESTATED

                                 PROMISSORY NOTE
                                 ---------------


                                                                Phoenix, Arizona
                                                         As of September 7, 1996
         $2,193,627.46


         FOR VALUE RECEIVED, ILX INCORPORATED (f/k/a International Leisure Enterprises Incorporated), an Arizona Corporation (the "Undersigned" or the "Borrower"), promises to pay in lawful monies of the United States of America, to the order of TAMMAC FINANCIAL CORP., having its principal office located at 100 Commerce Boulevard, Wilkes-Barre, PA 18702 (hereinafter referred to as the "Lender") or at such place as Lender may from time to time designate in writing, the principal sum of Two Million One Hundred-Ninety-Three Thousand Six Hundred Twenty-Seven Dollars and 46/100 ($2,193,627.46) or so much as shall have been advanced from time to time (the "Loan"), together with interest as hereinafter provided, computed from the date hereof, in accordance with the terms of a certain Loan and Security Agreement previously entered into between the undersigned and the Lender and amended contemporaneously herewith (the "Loan Agreement"), and in the following manner and upon the following terms and conditions:


         1.       Payment of Loan.


         (a) The unpaid principal, the accrued interest and all costs and expenses relating to the Loan shall be payable on the first day of the forty-eighth (48th) month after the expiration of the Draw Period, unless sooner demanded in accordance with the terms and provisions set forth herein.


         (b) Unless accelerated pursuant to the terms and conditions of the Loan Agreement or this Note, or paid before the scheduled Maturity Date of the Loan, the Borrower shall pay to Lender sixty-six (66) consecutive minimum monthly payments each in an amount equal to ninety-two percent (92%) of the scheduled monthly payments of principal and interest due on the Acceptable Contracts comprising the Collateral for the Loan ("Mandatory Payments"). All Mandatory Payments as hereinabove provided shall be applied first to the payment of accrued and unpaid interest and the balance, if any, shall be applied to the payment of the installments of principal then remaining unpaid. The aforesaid payments shall be payable in arrears on the first day of each calendar month commencing on the first day of the month next following the date of this Note and shall continue until such time as the full principal sum, together with all amounts owing under the Loan have been paid in full. The aforesaid payments shall be made payable out of the monthly collections received under the Acceptable Contracts. In the event the monthly collections are in excess of the applicable monthly Mandatory Payment as aforesaid, said excess shall be applied as a prepayment of the principal balance remaining due under the Loan. In the event the monthly collections from the Acceptable Contracts are insufficient to pay the aforesaid monthly principal and/or interest on the Loan the Borrower shall pay the interest and/or principal insufficiency on the first of each month as aforesaid.

         (c) The Borrower shall direct or otherwise cause all Consumers (as that term is defined in the Loan Agreement) under the Acceptable Contracts to pay all monies due thereunder to the Agent (as that term is defined in the Loan Agreement) or as otherwise advised by Lender in writing. The Borrower, to the extent that it receives such payments directly from or on behalf of such Consumers, shall hold the same (in the form so received) in trust for the sole and exclusive benefit of Lender and immediately deliver same to Lender. Monies (in good, collected funds) from Contracts collected and paid to Lender by the Agent or the Borrower shall be (subject to the payment of fees, costs and expenses as set forth herein and in the Loan Agreement) applied, on the first business day of the calendar month following the receipt thereof, first towards the payment of accrued and unpaid interest on the Loan and then to the payment of the principal amount then outstanding under the Loan.


         (d) For purposes of computing the amount of interest payable on the Loan, the outstanding principal amount of the Loan shall not be reduced by the amount of any funds collected by the Agent or the Borrower until such funds are received by Lender as good, collected funds and applied to the Loan.


         2. Interest Rate. The interest rate which shall be used to calculate the amount of interest due each month shall be the highest prime rate as announced, from time to time, in The Wall Street Journal during the month for which interest is being charged ("Prime Rate"), plus four (4%) percentage points per annum. Interest shall be calculated on the outstanding principal balance at the close of each day, on the basis that one day represents 1/360th of a year. The interest rate may be changed from time to time without notice to the Borrower and for the purposes of this Note, any such change shall be effective on the date of the change. Interest shall continue to accrue on the unpaid principal balance remaining due until all sums due hereunder and under the Loan Agreement are paid in full. Lender's failure or delay in submitting invoices of the interest due under the Loan to the Borrower shall not discharge or relieve the Borrower of its obligation to pay interest on the Loan when due.


         3. Default Interest Rate. Upon the occurrence or during the continuance of an Event of Default, as defined in the Loan Agreement, the rate used to calculate the interest due on the Loan may, at the option of Lender, increase by five (5%) percentage points above the interest rate referred to in paragraph 2. above (the "Default Rate"). If such increased interest rate exceeds that which may be collected under applicable law, the Default Rate shall be that maximum allowable interest rate.


         4. Late Charge. In the event Lender receives a payment of interest or principal more than fifteen (15) days after its due date, such payment shall be subject to a late charge of five (5%) percent of such payment (the "Late Charge"). The Late Charge represents the cost to the Lender in processing late payments and shall not be deemed to constitute additional interest.


         5. Collateral. As security for the payment and performance of the obligations hereunder, the undersigned has granted a security interest to Lender in and to the Collateral more particularly described in the Loan Agreement.

         6. Application of Payments. All payments of interest and principal or prepayments of principal, howsoever designated by the undersigned, are to be applied first on account of interest on the unpaid balance of the principal indebtedness, and the balance, if any, on account of said principal indebtedness.


         7. Events of Default; Acceleration of Balance Due. (a) The Borrower agrees with the Lender that the Borrower shall be bound by and shall comply with all of the terms, covenants and conditions of the Loan Agreement and all other Loan Documents, as that term is defined in the Loan Agreement, all of which shall be construed as one instrument and any Default in any term, covenant or condition contained in the Loan Agreement and/or any of the other Loan Documents or Event of Default shall cause this Note to be in default and all money owed by the Borrower to the Lender by virtue of this Note, the Loan Agreement and/or any of the other Loan Documents shall be forthwith due and payable. All of the Events of Default set forth in the Loan Agreement and the other Loan Documents are herein incorporated by reference as though set forth fully at length.


         (b) Upon the occurrence of any Event of Default as described or defined in the Loan Agreement, and/or any of the other Loan Documents, then, at the option of the Lender or the holder hereof, the aforesaid principal sum or so much thereof as shall then remain unpaid, with all arrearage of interest thereon, and any other sums due hereunder or thereunder shall, without notice or demand, at the option of the Lender, become and be due and payable immediately thereafter, anything hereinbefore contained to the contrary notwithstanding. In addition, the Lender or holder hereof may exercise any and all rights and remedies available to it under the terms of the Loan Agreement and/or any other Loan Documents, or at law or in equity.


         8. Principal Prepayments. It is understood and agreed that the undersigned may prepay in full or in part at any time without penalty or premium, the principal of this obligation; provided, however, the Borrower shall notify Lender of each such prepayment. Any such prepayments of principal shall be applied in the inverse order of their maturity.


         9. Lender's Rights Cumulative. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein, in the Loan Agreement and/or any of the other Loan Documents, or other agreements or otherwise available to Lender at law or in equity. No express or implied waiver by Lender of any Default or Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such rights upon the continuation or reoccurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by Lender shall not exhaust the same or constitute a waiver of any other right provided herein. The Events of Default and remedies thereon are not restrictive of and shall be in addition to any and all other rights and remedies of Lender provided for by the Loan Agreement and/or any of the other Loan Documents and applicable law.

         10. Waiver of Jury Trial. THE BORROWER HEREBY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE, THE LOAN AGREEMENT AND/OR ANY OF THE OTHER LOAN DOCUMENTS OR OTHER AGREEMENTS OR INSTRUMENTS BETWEEN BORROWER AND LENDER. _________
                      Initial


         11. Attorney's Fees, Costs and Charges. The Borrower shall be liable for all costs, charges and expenses, and other sums incurred or advanced by Lender (including reasonable legal fees and disbursements) to preserve, protect or maintain the Collateral securing this Note, collect the sums due hereunder and/or the other Loan Documents, protect Lender's interests in or realize on the Collateral or to enforce Lender's rights against the Borrower.


         12. Joint and Several Liability. The liability of the Borrower shall be joint and several, absolute and unconditional and without regard to the liability of any other party.


         13. Waivers. The Borrower and all other parties who at any time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of protest, and notice of dishonor of this Note, and authorize Lender, without notice, to grant any extension, postponement of time of payment, indulgence or any substitution, exchange or release of Collateral and the addition to or release of any party or persons primarily or secondarily liable or acceptance of partial payments on any accounts or instruments and the settlement, compromising or adjustment thereof.


         14. Disclosure of Information. Lender is hereby authorized to disclose any financial or other information about the Borrower to any regulatory body or agency having jurisdiction over the Lender, or to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to the Borrower.


         15. Further Security; Right of Set-off. (a) As further security for the performance of the obligations hereunder and the other Obligations, as defined in the Loan Agreement, the Borrower hereby gives Lender a general lien upon all property and assets heretofore or hereafter delivered to Lender, and Lender shall have the right of setoff, in addition to any other rights conferred by statute or operation of law, with respect to any funds or tangible assets which may, at any time, be in possession of or under Lender's custody and control.


         (b) Lender shall have the right, after the occurrence of an Event of Default, to immediately without notice or other action, to set-off against the Borrower's obligations to Lender, any sum owed by the Lender in any capacity to the Borrower, whether due or not, or any property of the Borrower in the possession of the Lender, and Lender shall be deemed to have exercised such right of set-off and have made a charge against any such money or property immediately upon the occurrence of any Event of Default, even though the actual book entries may be made at times subsequent thereto.

         16. No Waiver of Rights or Remedies. The Lender shall not by any act or omission be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Lender, and then only to the extent set forth therein. A waiver as to any one event shall in no way be construed as continuing or as preventing the exercise of such rights or remedies by a subsequent event.


         17. Business Purpose. The proceeds of this Note shall be (or have been) utilized for business purposes and as a result, this loan transaction does not fall under the regulations set forth in 12 CFR Section 226, et seq.


         18. Balloon Note. IN THE EVENT THAT THERE IS A PRINCIPAL BALANCE REMAINING DUE AFTER ALL MANDATORY PAYMENTS REQUIRED TO BE MADE UNDER PARAGRAPH 1 ABOVE HAVE BEEN PAID BY BORROWER TO LENDER, THIS NOTE SHALL BE DEEMED TO BE A BALLOON NOTE REQUIRING PAYMENT IN FULL ON THE DATE OF MATURITY AND THE LENDER SHALL BE UNDER NO OBLIGATION TO REFINANCE THE AMOUNT DUE AT THAT TIME.


         19. Loan  Charges.  In the event that the  interest  charged  hereunder exceeds the legal limit permitted by law, the interest rate shall be automatically reduced to the permitted limit and any interest charged which exceeds or exceeded the permitted limit shall, at Lender's option, be treated as a payment of principal or refunded directly to the Borrower.


         20. Invalidity. In the event any provision of this Note is determined by competent authority to be prohibited or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Note, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any provision in any other jurisdiction.


         21. Governing Law. The provisions of this Note shall be governed by the laws of the Commonwealth of Pennsylvania.


         22. Binding Effect. The provisions herein contained shall bind and inure to the benefit of the Borrower and Lender and their respective legal representatives, successors and assigns (provided, however, that the Borrower shall not assign this Note without first obtaining the written consent of Lender). Lender (or any subsequent assignee) may transfer and assign this Note and deliver the Collateral securing this Note to any assignee, who shall thereupon have all of the rights of Lender; and Lender (or any such subsequent assignee that in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to this Note and said Collateral. For the purposes of this Note wherever the term "Lender" shall be used it shall refer to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

         23. Cross Default/Collateralization. All other agreements between Lender and/or any of its affiliates or subsidiaries and the Borrower are hereby amended so that a default under this Note is a default under all other agreements between Lender and the Borrower and a default under any one of the other agreements is a default under this Note. Further, such agreements are amended so that the Collateral securing this Note secures any presently existing or hereafter arising obligations due and owing from the Borrower to Lender and/or its affiliates or subsidiaries and the collateral pledged under any other agreement with Lender and/or its affiliates or subsidiaries secures this Note.


         24. Incorporation of Commitment Letter and Loan Agreement. This Note has been issued pursuant to the terms and conditions of the Commitment Letter, as that term is defined in the Loan Agreement, and pursuant to the Loan Agreement between Borrower and Lender of even date herewith, and all of the terms, covenants and conditions of the Commitment Letter and the Loan Agreement (including all schedules thereto) and all other instruments evidencing and/or securing the indebtedness hereunder are hereby made part of this Note and are deemed incorporated here in full as though set forth at length.


         25. Gender. Throughout this Note, the masculine shall include the feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Note indicates otherwise.


         26. Section Headings. Section headings are for convenience only and shall not be construed as limiting the contents of any section contained herein and shall not be construed as part of this Note.


         27. Conflicting Provisions. In the event that any of the terms and conditions of this Note conflict with any of the terms and conditions of the other Loan Documents or any other agreements between the Borrower and Lender, the provision(s) offering Lender the greatest protection or most favorable interpretation of its rights and remedies shall control.


         28. Definitions. Unless otherwise defined herein, the capitalized terms found herein shall have the same meaning ascribed to them as set forth in the Loan Agreement.


         29. Amended and Restated Note. This Amended and Restated Promissory Note replaces and supersedes that certain Promissory Note dated September 7, 1994 executed and delivered by Borrower to

Lender . This Amended and Restated Note shall in no way be construed as a new note or obligation of the Borrower, nor a discharge or a novation of the original obligation.


         IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.


ATTEST:                            ILX INCORPORATED (f/k/a International Leisure
                                   Enterprises    Incorporated),   an    Arizona
                                   Corporation


/s/  STEPHANIE CASTRONOVA          By: /s/   NANCY J. STONE
-------------------------------      ------------------------------
STEPHANIE CASTRONOVA, Secretary          NANCY J. STONE, President